BNY MELLON INVESTMENT FUNDS IV, INC.
BNY Mellon Bond Market Index Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Marlene Walker Smith and Bryan Steele are the fund's primary portfolio managers, positions they have held since June 2025 and July 2026, respectively. Ms. Walker Smith is a senior director and Chief Investment Officer at Mellon Investments Corporation (MIC), an affiliate of BNYIA, and an employee of BNYIA. Mr. Steele is a senior vice president and senior portfolio manager at MIC and an employee of BNYIA. Ms. Walker Smith and Mr. Steele manage the fund in their capacity as employees of BNYIA.

*********

The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management – Investment Adviser" in the prospectus:

Marlene Walker Smith and Bryan Steele are the fund's primary portfolio managers, positions they have held since June 2025 and July 2026, respectively. Ms. Walker Smith and Mr. Steele are employees of BNYIA and Mellon Investments Corporation, an affiliate of BNYIA, and are jointly and primarily responsible for managing the fund's portfolio. Ms. Walker Smith is a senior director and Chief Investment Officer at MIC. She has been employed by MIC or a predecessor company of MIC since 1995, and by BNYIA since 2010. Mr. Steele is a senior vice president and senior portfolio manager at MIC. He has been employed by MIC since April 2026 and by BNYIA since June 2026. He was previously employed by BNY as a Senior Trader from 2018 to April 2026. Ms. Walker Smith and Mr. Steele manage the fund in their capacity as employees of BNYIA

0710STK0726